SCHEDULE 14A INFORMATION
	Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only
(as permitted by Rule 14a-6 (e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule14a-12

	 Orbit International Corp.
	(Name of Registrant as Specified In Its Charter)

	Same
                             (Name of Person(s) Filing Proxy Statement




Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1) Title of each class of securities to which transaction applies:

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	(3) Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule
                  0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4) Proposed maximum aggregate value of transaction:

	(5) Total fee paid:

[ ] Fee previously paid with the preliminary materials:

[ ] Check box if any part of the fee is offset as provided by
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filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1) Amount Previously Paid:

	(2) Form, Schedule or Registration Statement No.:

	(3) Filing Party:

	(4) Date Filed:





	ORBIT INTERNATIONAL CORP.
	80 Cabot Court
	Hauppauge, New York  11788


	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Orbit International Corp.:

	The Annual Meeting of Stockholders of Orbit
International Corp. (the "Company") will be held at the offices of the Company at 80 Cabot Court, Hauppauge,
 New York 11788, at 10:00 a.m., Eastern
Daylight Savings Time, on June 27, 2003, for the following purposes:

	1.To elect the Board of Directors for the ensuing year.

	2.To consider and act upon a proposal to adopt the Company's 2003 Employee Stock
	   Incentive Plan.

	3.To ratify the appointment of Goldstein Golub
 	   Kessler LLP as independent auditors and
                      accountants for the Company for the fiscal year ending December 31, 2003.

	4.To transact such other business as may properly come before the meeting.


	All stockholders are invited to attend the meeting. Stockholders of record at the close of business on May 12, 2003, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the
meeting.  A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open to
examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 80 Cabot Court,
Hauppauge, New York 11788.

	Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the annual
meeting and vote your shares in person.

							By Order of the Board of Directors


							MARK TUBLISKY
							Secretary
Hauppauge, New York
May 14, 2003


	ORBIT INTERNATIONAL CORP.
	80 Cabot Court
	Hauppauge, New York 11788

	(631) 435-8300
______________________

	PROXY STATEMENT
______________________

	The accompanying proxy is solicited by the Board of Directors of Orbit International Corp. (the
"Company") for use at the Annual Meeting of Stockholders
 (the 'Annual Meeting") to be held at 10:00 a.m., Eastern Daylight Savings Time, on June 27, 2003, at the offices of the Company at 80 Cabot Court,
Hauppauge, New York 11788, and any adjournment thereof.

	VOTING SECURITIES; PROXIES

	The Company will bear the cost of solicitation of proxies.
In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to stockholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for
execution of the proxies.

	One third of the outstanding shares of Common Stock, par value $.10 per share (the "Common
Stock"), present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by
proxy at the Annual Meeting is required for election of the nominees as directors. In all matters other than the election of directors, the affirmative vote of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for adoption of such matters.

	The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld.
 Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not effect the outcome of the election of directors or the ratification of the appointment of the independent auditors.
  With respect to all other matters, if any, to be voted on by stockholders at the Annual Meeting, abstentions will have the same effect as "no" votes, and broker non-votes will have no effect on the outcome of the vote.`

	All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the
Board's nominees for director, FOR the adoption of the Company's
 2000 Employee Stock Incentive Plan,
and FOR the ratification of the appointment of Goldstein Golub Kessler LLP and in accordance with the proxy-holder's best judgment as to any other matters raised at the
 Annual Meeting.



	A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the
Company a later dated proxy reflecting contrary instructions or appearing at the Annual Meeting and taking appropriate steps to vote in person.

	At the close of business on April 18, 2003, there were 2,160,195 shares of Common Stock outstanding and eligible for voting at the Annual Meeting.
 Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting. Only stockholders of record at the close of business on May 12, 2003 are entitled to notice of, and to vote at, the Annual Meeting.

No Dissenter's Rights

        	Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to
Proposals 1, 2 or 3.

	This proxy material is being mailed to stockholders commencing on or about May 14, 2003.


	PROPOSAL 1

	ELECTION OF DIRECTORS

	The bylaws of the Company provide that each director serves from the date of election until the next annual meeting of stockholders and until his successor is elected and qualified.  The specific number of
directors is set by a resolution adopted by a majority of the entire Board of Directors. The number of directors is currently fixed at eight, and the number of directors is currently six. The Company has nominated six persons consisting of Dennis Sunshine, Bruce Reissman
, Mitchell Binder, John Molloy,
Bernard Karcinell and Denis Feldman, each a current Director, for re-election to the Board of Directors and has decided not to fill the vacancies at this time. Proxies cannot be voted for a greater number of persons than the number of nominees named.

	The persons named in the accompanying proxy intend to vote for the election of the nominees listed herein as directors.  Each nominee has consented to serve if elected.
The Board of Directors has no reason
to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve
as a director and if the Board of Directors designates a substitute nomine or nominees, the persons named
as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

	The following table sets forth certain information with respect to the nominees and executive officers of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to "Security Ownership of Certain Beneficial
Owners and Management" for
information pertaining to stock ownership by the nominees and executive officers of the Company.


Name of Nominee

Age

Position




Dennis Sunshine

56

President, Chief Executive Officer and Director

Bruce Reissman

53

Executive Vice President, Chief Operating
   Officer and Director

Mitchell Binder


47
295:    Vice President-Finance,Chief Financial Officer

Mark Tublisky
65

Secretary

John Molloy

73

Director
Bernard Karcinell

64

Director



Denis Feldman

317:
318:

55




Director

Biographical Information

	Dennis Sunshine has been President and Chief Executive Officer of the Company since March 1995 and a director of the Company since 1988. Mr. Sunshine has held various positions with the Company since 1976, including Secretary and Vice President of Operations from April 1988 to March 1995 and
Director of Operations from June 1983 to April 1988.

	Bruce Reissman has been Executive Vice President and Chief Operating Officer of the Company
since March 1995 and a director of the Company since 1992. Mr. Reissman has held various positions with the Company since 1975, including Vice President-Marketing from April
 1988 to February 1995 and
Director of Sales and Marketing from 1976 to April 1988.

	Mitchell Binder has been Vice President-Finance of the Company since 1986 and its Chief
Financial Officer since 1983.  He has been a director of the Company since
 1985.  Mr. Binder has held
various positions with the Company since 1983, including Treasurer and Assistant Secretary from 1983 to
March 1995.

	Mark Tublisky has been Secretary of the Company since March 2003 and has been President of
Behlman Electronics, Inc. since its acquisition by the Company from Astrosystems, Inc. in 1996. Mr.
Tublisky held various positions at Astrosystems, Inc from 1969 to 1996, including General manager of its
Automatic Test Division and then as General Manager of the Behlman Division.

	John Molloy has been a director of the Company since 1992.
 Mr. Molloy has been a part-time
consultant for Montgomery Associates, a consulting company for the defense industry, since November
1991. Prior thereto he served as Vice President of Marketing for Ocean Technologies Inc., a defense electronics company, from 1986 to 1992.

	Bernard Karcinell has been a Director of the Company since 2000. Mr. Karcinell is a practicing certified public accountant licensed in Florida since 1989. He also acts as a financial advisor to several individuals and corporations. Prior thereto, he was a Partner at KPMG and former President and CEO of Designcraft Jewel Industries and CCR Video Corp.

	Denis Feldman has been a Director of the Company since
 2000.  Mr. Feldman is currently the
founder and President of Market-Matrix, Inc., an e-business marketing Company. He is also the founder and President of Millennium3Partners, a paperless networking organization. Prior thereto, Mr. Feldman was a founding member of Corporate National Realty, Inc. a commercial real estate broker and Senior
Director from 1987 to 2002.   Mr. Feldman also serves on the board of
directors of several not-for profit
organizations.



Stockholder Vote Required

	Election of each director requires a plurality of the votes of the shares of Common Stock present in person or requested by Proxy at the meeting and entitled to vote on the election of directors.

	The Board of Directors recommends a vote ?FOR? the election of each of the nominees for election to the Board of Directors named above.


Committees of the Board - Board Meetings

	The Board of Directors (the "Board") has established an audit, corporate governance, compensation and a stock option committee to assist it in the discharge of its responsibilities.
 The principal
responsibilities of each committee and the members of each committee are described in the succeeding paragraphs. Actions taken by any committee of the Board are reported to the Board of Directors, usually at its next meeting or by written report. The Board held two (2)
 meetings and conducted other business by unanimous written consent during the fiscal year ended
 December 31, 2003.  All directors attended at least
75% of the meetings held by the Board and by all committees of the Board.

	The Audit Committee of the Board currently consists of J ohn Molloy, Bernard Karcinell and Denis
Feldman, each of whom is independent as such term is defined in Rule 4200(a)(15) of the National
Association of Securities Dealers ("NASD") listing standards, as amended.  The Audit Committee held five
(5) meetings during the fiscal year ended December 31, 2002.
Each year it recommends the appointment of a firm of independent public accountants to examine the financial statements of the Company and its
subsidiaries for the coming year.  In making this recommendation, it reviews the nature of audit services
rendered, or to be rendered, to the Company and its subsidiaries.
 The Audit Committee reviews with
representatives of the independent public accountants the
 auditing arrangements and scope of the
independent public accountants? examination of the financial statements, results of those audits, their fees and any problems identified by the independent public accountants regarding internal accounting controls,
together with their recommendations.  It also meets with the
 Company?s Controller to review reports on the functioning of the Company?s programs for compliance with its policies and procedures regarding ethics and those regarding financial controls and internal auditing.
 This includes an assessment of internal
controls within the Company and its subsidiaries based upon
 the activities of the Company's internal auditing staffs, as well as an evaluation of the performance of those staffs. The Audit Committee is also prepared to meet at any time upon request of the independent public accountants or the Controller to review any special situation arising in relation to any of the foregoing subjects. Pursuant to Rule 4310(c)(26)(A) of the NASD listing standards, as amended, the Board has adopted an Audit Committee Charter which sets forth the composition of the Audit Committee, the qualifications of Audit Committee members and the
responsibilities and duties of the Audit Committee.

	The Corporate Governance Committee was formed in March 2003 and currently consists of John
Molloy, Denis Feldman and Bernard Karcinell.  The Committee
 evaluates the appropriate size of the Board, recommends a change in the composition of members of the
 Board to reflect the needs of the business, interviews prospective candidates and formally proposes the slate of directors to be elected at each Annual
Meeting of Stockholders.

	The Compensation Committee of the Board currently consists of John Molloy, Denis Feldman and
Bernard Karcinell.  The Compensation Committee held three
 (3) meetings during the fiscal year ended
December 31, 2002.  This Committee makes recommendations
 to the Board as to the salaries of the
President, sets the salaries of the other elected officers and reviews salaries of certain other senior executives. It grants incentive compensation to elected officers and other senior executives and reviews
guidelines for the administration of the Company's incentive programs. It also reviews and approves or makes recommendations to the Board on any proposed plan or program which would benefit primarily the senior executive group.

	The Stock Option Committee of the Board currently consists of John Molloy and Denis Feldman.
The Stock Option Committee was formed on September 1, 1995.
  The Committee held one (1) meeting
during the year ended December 31, 2002. This Committee is responsible for administering the
Company?s stock option plans.  Specifically, the Committee
 determines the persons to be granted options as well as the exercise price and term of such. The members of the Stock Option Committee are not eligible to participate in the stock option plans they administer.

	The Board does not have a nominating committee. This function is performed by the Board as a whole.

	There are no family relationships among any of the directors or executive officers of the Company except that Bruce Reissman and Dennis Sunshine are brothers-in-law.
 The Company?s executive officers
serve in such capacity at the pleasure of the Board.


AUDIT COMMITTEE REPORT

	The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting
process, including the systems of internal controls.  We reviewed with Goldstein Golub Kessler LLP
("GGK"), who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and any other matters that we are required to discuss under generally accepted auditing standards. In addition, we have discussed GGK's independence from management and the
Company including matters set forth in the written disclosures required by Independence Standards Board
Standard No. 1 and matters required to be discussed by Statement on Auditing Standards No. 61 pertaining
to communications with the Audit Committee.

	We discussed with GGK the overall scope and plans of their audit. We also discussed with GGK, without management present, the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. Relying on the reviews and discussions referred to above, we
recommended to the Board that the audited financial statements be included in the Annual Report on Form
10-KSB for the fiscal year ended December 31, 2002.

AUDIT COMMITTEE

Bernard Karcinell
John Molloy
Denis Feldman




	EXECUTIVE COMPENSATION

Summary Compensation Table

	The following table sets forth, for the fiscal years ended December 31, 2002, 2001 and 2000, compensation paid by the Company to the Chief Executive Officer and to each other executive officer of the Company that received more than $100,000 in salary and bonus during the fiscal year ended December
31, 2002 including salary, bonuses, stock options and certain other compensation (each, a "Named
Executive Officer"):





ANNUAL COMPENSATION(1)

NAME AND
PRINCIPAL POSITION

YEAR

SALARY
($)

BONUS ($)

ALL OTHER
COMPENSATION($)
Dennis Sunshine,
2002
356,000
72,000
7,791(2)
President and Chief
2001
340,000
41,000
6,600(3)
  Executive Officer
2000
325,000
23,000
6,361(4)

Bruce Reissman,
2002
302,000
55,000
6,871(2)
  Executive Vice President and
2001
281,000
35,000
5,794(3)
  Chief Operating Officer
2000
270,000
23,000
5,620(4)

Mitchell Binder,
2002
267,000
35,000
5,640(2)
  Vice President - Finance and
2001
255,000
27,000
4,569(3)
  Chief Financial Officer
2000
244,000
18,000
4,488(4)

Mark Tublisky
2002
152,000
8,600
2,692(2)
  Secretary and
2001
149,000
4,700
1,086(3)
  President, Behlman
Electronics, Inc.
2000
137,000
4,000
1,071(4)

__________________
(1)	The Company has no long-term incentive compensation
 plan other than its several stock option plans described herein and various individually granted options.
 The Company does not award
stock appreciation rights, restricted stock awards or long-term incentive plan pay-outs.

(2)	Includes $4,146, $4,098, $4,188 and $2,692 of
matching contributions made by the Company
pursuant to the Company's 401(k) Plan for each of Messrs.
Sunshine, Reissman, Binder and
Tublisky, respectively. Also includes the portion of the
 insurance premium attributable to the
employee and paid by the Company under split dollar
 insurance policies maintained by the
Company for the benefit of Messrs. Sunshine, Reissman
and Binder in the amounts of $3,645,
$2,773 and $1,452, respectively.   No payments have been
 made by the Company since the
passage of the Sarbanes-Oxley Act of 2002.

(3)	Includes $3,200, $3,200, $3,200 and $1,086 of
matching contributions made by the Company pursuant to the Company's 401(k) Plan for each of Messrs.
Sunshine, Reissman, Binder and
Tublisky, respectively. Also includes the portion of the insurance premium attributable to the employee and paid by the Company under split dollar insurance policies maintained by the
Company for the benefit of Messrs. Sunshine, Reissman and Binder in the amounts of $3,400, $2,594 and $1,369, respectively.

(4)	Includes $3,200, $3,200, $3,200 and $1,071 of
 matching contributions made by the Company pursuant to the Company?s 401(k) Plan for each of Messrs.
 Sunshine, Reissman, Binder and
Tublisky, respectively. Also includes the portion of the insurance premium attributable to the employee and paid by the Company under split dollar insurance policies maintained by the
Company for the benefit of Messrs. Sunshine, Reissman and Binder in the amounts of $3,161,
$2,420 and $1,288, respectively.





	The following table sets forth certain information concerning options granted to the Named
Executive Officers during the fiscal year ended December 31, 2002.

	Option Grants in Last Fiscal Year


Individual Grants

Name

Number of
Securities
Underlying
Options Granted

Percent of
Total Options
Granted to
Employees in
Fiscal Year

Exercise or
Base Price
($/Share)

Expiration
Date

Dennis Sunshine

0

0





Bruce Reissman

0

0





Mitchell Binder

0

0





Harlan Sylvan

0

0










AGGREGATED OPTION EXERCISES DURING THE FISCAL YEAR ENDED DECEMBER 31, 2002 AND FISCAL YEAR END OPTION VALUES

	The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended December 31, 2002 by
the Named Executive Officers.  No options were exercised by any of the
 Named Executive Officers
during the fiscal year ended December 31, 2002.





	Number of Securities
	Underlying Unexercised
	Options at Fiscal Year End

	Value of Unexercised
	In-the-Money Options
	at Fiscal Year End(1)

      Name

Exercisable

Unexercisable

Exercisable

Unexercisable

Dennis Sunshine

          136,666

0

$203,000

$0

Bruce Reissman

          131,666

0

$199,000

$0

Mitchell Binder

          164,030

25,000

$245,000

$39,000

Mark Tublisky

19,999

0

$34,000

$0

	(1)	The closing price for the common stock of the Company
on December 31, 2002 was $4.55.





	EMPLOYMENT AGREEMENTS

	Dennis Sunshine entered into an amended and restated employment agreement with the
Company which commenced in February 1999 (the ?Sunshine
Employment Agreement?).    Under the
terms of the Sunshine Employment Agreement, Mr. Sunshine is currently entitled to receive an annual base salary of $342,600 (subject to an annual cost of living adjustment) and a bonus equal to 4% of the Company?s pre-tax earnings between $500,000 and $1,000,000; 5% of the Company?s pre-tax earnings between $1,000,001 and $2,000,000; 6% of the Company?s pre-tax earnings between $2,000,001 and
$3,000,000; and 7.5% of the Company?s pre-tax earnings in
 excess of $3,000,001.  The Sunshine
Employment Agreement provides that the employment of Mr.
 Sunshine may be terminated by the
Company for ?cause.?  ?Cause? is defined as (i) willful and
 repeated failure by Mr. Sunshine to perform his duties under the Sunshine Employment Agreement, which failure is not remedied within 30 days after written notice from the Company; (ii) conviction of
 Mr. Sunshine for a felony; (iii) Mr. Sunshine?s dishonesty or willfully engaging in conduct that is demonstrably and materially injurious to the Company or (iv) willful violation by Mr. Sunshine of any provision of the Sunshine Employment Agreement which violation is not remedied within 30 days after written notice from the Company. The Sunshine
Employment Agreement may also be terminated by the Company on not less than three years? prior notice and contains a provision prohibiting Mr. Sunshine from competing with the Company for a one year period following termination of his employment

	Bruce Reissman entered into an amended and restated employment agreement with the Company
(the ?Reissman Employment Agreement?) which commenced
 in February 1999. Under the terms of the Reissman Employment Agreement, Mr. Reissman is currently entitled to receive an annual base salary of $309,500 (subject to an annual cost of living adjustment) and a bonus equal to 2.4% of the Company?s pre-tax earnings between $500,000 and $1,000,000; 3% of the Company?s pre-tax earnings between
$1,000,001 and $2,000,000; 3.6% of the Company?s pre-tax
earnings between $2,000,001 and
$3,000,000; and 4.5% of the Company?s pre-tax earnings in excess of $3,000,001. The Reissman
Employment Agreement provides that the employment of Mr. Reissman may be terminated by the Company for ?cause? (as defined above). The agreement may also be terminated by the Company on not less than three years? prior notice.

	Mitchell Binder entered into an amended and restated employment agreement with the Company
(the ?Binder Employment Agreement?) which commenced in February 1999.
  Under the terms of the
Binder Employment Agreement, Mr. Binder is currently entitled to receive an annual base salary of
$257,500 (subject to an annual cost of living adjustment) and a bonus equal to 1.6% of the Company?s pre-tax earnings between $500,000 and $1,000,000; 2% of the Company?
 pre-tax earnings between
$1,000,001 and $2,000,000; 2.4% of the Company?s pre-tax earnings between $2,000,001 and
$3,000,000; and 3 of the Company?s pre-tax earnings in excess of $3,000,001. The Binder Employment
Agreement provides that the employment of Mr. Binder may be
 terminated by the Company for ?cause?
(as defined above). The agreement may also be terminated by the Company on not less than three years?
prior notice.

	Mark Tublisky entered into an employment agreement with a subsidiary of the Company in April
1996 that was amended April 2002 for a period of three years. Under the terms of the employment agreement, Mr. Tublisky is currently entitled to a base salary of $149,000 (subject to an annual cost of living adjustment) and the right to participate in a bonus pool equal to 5% of the pre-tax earnings of Behlman Electronics, Inc., a subsidiary of the Company.
The agreement provides that the employment of Mr. Tublisky may be terminated for ?cause?, defined as
(i) fraud, dishonesty or similar malfeasance;
(ii) refusal to comply with the Company?s reasonable directions and/or failure to perform any of the material terms of the employment agreement; and (iii) alcohol or drug abuse.

	Each of the Sunshine Employment Agreement, the
 Reissman Employment Agreement and the
Binder Employment Agreement (the ?Employment Agreements?)
 provide that the employee is entitled
to receive benefits offered to the Company?s employees generally.
The Employment Agreements also
provide for termination by the employee on not less than six months? prior notice or upon a ?change of control? (as defined in the Employment Agreements). If the employee terminates his employment in
connection with a change in control of the Company, then the employee shall be entitled to receive, as termination pay, the maximum amount that can be paid without any portion thereof constituting an
?excess parachute payment? as defined in Section 280G(b)(1) of the Internal Revenue Code of 1986, as amended.




COMPENSATION OF DIRECTORS

	Directors of the Company who are not employed by the Company receive directors fees of $1,250 per quarter. Employee directors are not compensated for services as a director. All directors are reimbursed for expenses incurred on behalf of the Company. Pursuant to the Company?s 1995 Stock Option Plan for
Non-Employee Directors, non-employee Directors are entitled
 to receive annual grants of options to
purchase Common Stock.
	COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

	The Company?s Compensation Committee consists of Denis Feldman, Bernard Karcinell and John
Molloy each of whom is a non-employee member of the Company?s
 Board of Directors, who was never
employed by the Company and has no interlocks with any other
Company other than as set forth under
?Certain Relationships and Related Transactions?.


	COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

	The Compensation Committee of the Board of Directors is responsible for determining the compensation of executive officers of the Company, other than compensation awarded pursuant to the
Company?s Plans which is administered by the Stock Option
 Committee of the Board of Directors.  Messrs.
Feldman, Karcinell and Molloy comprise the Compensation Committee.

	The Stock Option Committee is responsible for granting and setting the terms of stock options under the Company?s 1995 Employee Stock Option Plan, 2000
Employee Stock Option Plan and 2002
Employee Stock Incentive Plan. Messrs. Feldman and Molloy serve on the Stock Option Committee.

General Policies Regarding Compensation of Executive Officers

	The Company?s executive compensation policies are intended (1) to attract and retain high quality managerial and executive talent and to motivate these individuals to maximize shareholder returns, (2) to
afford appropriate incentives for executives to produce sustained superior performance, and (3) to reward executives for superior individual contributions to the achievement of the Company?s business objectives.
The Company?s compensation structure consists of base salary, annual cash bonuses and stock options.
Together these components link each executive?s compensation directly to individual and Company performance.

	Salary. Base salary levels reflect individual positions, responsibilities, experience, leadership, and potential contribution to the success of the Company. Actual salaries vary based on the Compensation
Committee?s subject assessment of the individual executive?s performance and the Company?s performance.

	Bonuses. Executive officers are eligible to receive cash bonuses based on the Compensation
Committee?s subject assessment of the respective executive?s individual performance and the performance of the Company. In its evaluation of executive officers and the determination of incentive bonuses, the
Compensation Committee does not assign quantitative relative weights to different factors and follow mathematical formula. Rather, the Compensation Committee makes its determination in each case after considering the factors it deems relevant, which may include consequences for performance that is below expectations.

	Stock Options. Stock options, which are granted at the fair market value of the Common Stock on the date of grant, are currently the Company?s sole long term compensation vehicle. The stock options are intended to provide employees with sufficient incentive to manage from the perspective of an owner with an
equity stake in the business.

	In determining the size of individual options grants, the Stock Option Committee considers the aggregate number of shares available for grant, the number of individuals to be considered for an award of stock options, and the range of potential compensation levels that the option awards may yield. The number and timing of stock option grants to executive officers are decided by the Stock Option Committee based on its subjective assessment of the performance of each grantee.
  In determining the size and timing of option grants, the Stock Option Committee weighs any factors it considers relevant and gives such factors the relative weight it considers appropriate under the circumstances then prevailing. While an ancillary goal of the Stock Option Committee in awarding stock options is to increase the stock ownership of the Company?s management, the Stock Option Committee does not, when determining the amount of stock options to award, consider the amount of stock already owned by an officer.
  The Stock Option Committee believes
that to do so could have the effect of inappropriately or inequitably penalizing or rewarding executives
based upon their personal decisions as to stock ownership and option exercises.

	In 1993, the Internal Revenue Code was amended to limit the deductibility of compensation paid to certain executives in excess of $1 million. Compensation not subject to the limitation includes certain compensation payable solely because an executive attains performance goals (?performance-based
compensation?).  Stock options granted under the 1995
 Employee Stock Option Plan did not qualify as performance-based compensation. The Company?s compensation deduction for a particular executive?s
total compensation, including compensation realized from the exercise of stock options, will be limited to $1 million. The Compensation Committee believes that the compensation paid by the Company in fiscal
2002 will not result in any material loss of tax deductions for the Company.

Compensation of the Chief Executive Officer

	Mr. Sunshine?s base salary and bonus for the fiscal year ended December 31, 2002 was determined by the terms of the Sunshine Employment Agreement which was entered into in February 1999 and is
described elsewhere in this proxy statement.  The Compensation
 Committee believes that Mr. Sunshine?s
base salary level and bonus formula as set forth in the Sunshine Employment Agreement fairly reflect the outstanding contributions Mr. Sunshine has made to the Company?s market and financial position as well
as Mr. Sunshine?s commitment to the continued success of the
 Company.  During 2002, Mr. Sunshine also
actively sought new strategic markets for many of the Company?s existing and new products that resulted
in a significant increase in revenues and profitability for 2002 as well as a significant increase in the
Company?s market capitalization.    Mr. Sunshine was  instrumental
 in hiring an investment banker to
advise the Company in its ongoing expansion opportunities and continues to explore other opportunities that could enhance shareholder value.


Compensation Committee			Stock Option Committee

Denis Feldman					Denis Feldman
John Molloy					John Molloy
Bernard Karcinell














	PERFORMANCE GRAPH

	The graph below compares the cumulative total shareholder retur n on the Common Stock for the last five fiscal years with the cumulative total return on the NASDAQ
 Stock Market-U.S. Index and a peer
group of comparable companies (the ?Peer Group?) selected by the Company over the same period
(assuming the investment of $100 in the Common Stock, the NASDAQ
 Stock Market-U.S. and the Peer
Group on December 31, 1996, and the reinvestment of all dividends).



	COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
	AMONG ORBIT INTERNATIONAL, THE NASDAQ
	STOCK MARKET-US INDEX AND A PEER GROUP
	(in dollars)

			Orbit			New 		Old
			International		Peer		Peer
			Corp.			Group		Group		NASDAQ

12/97			100.00			100.00		100.00		100
12/98			  48.04			128.16		115.69		140.99
12/99			  14.38			  90.45		  74.64		261.48
12/00			    5.72			535.47		271.45		157.42
12/01			  27.50			364.19		215.34		124.89
12/02			  47.58			145.16		138.64		  86.33


	* TheNew Peer Group is comprised of seven companies in the defense electronics industry -
Aeroflex Inc., Megadata Corp., La Barge, Inc., Miltope Group Inc.,
 DRS Technologies, Inc., Esterline
Technologies Corp., and Espey Manufacturing and Electronics Corp.
  The Old Peer Group is comprised of
five companies in the defense electronics industry - Aeroflex Inc., Miltope Group Inc., Megadata Corp. and
La Barge, Inc Such companies were chosen for the Peer Group because they have similar market capitalizations to the Company and because they represent the line of business in which the Company is engaged. Each of the Peer Group issuers is weighted according to its respective market capitalization.


	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
 OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

	Set forth below is stock ownership information as of April 18, 2003, as to each person who owns, or is known by the Company to own beneficially (within the meaning of Rule 13d-3 under the Securities
Exchange Act of 1934), more than 5% of the Company?s
Common Stock, and the number of shares of Common Stock owned by its directors, by all persons named in the Summary Compensation Table and by all officers and directors as a group.

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership(1)	Percent of Class

Dennis Sunshine
c/o 80 Cabot Court
Hauppauge, New York	368,379(2)	16.04%

Bruce Reissman
c/o 80 Cabot Court
Hauppauge, New York	361,871(3)	15.79%

Mitchell Binder
c/o 80 Cabot Court
Hauppauge, New York	170,762(4)	7.35%

Elkhorn Partners Limited Partnership
2222 Skyline Drive
Elkhorn, Nebraska
    147,600
6.83%

Mark Tublisky
c/o 80 Cabot Court
Hauppauge, New York	19,999(5)	*

John Molloy
1815 Parliament Road
Leucadia, California	4,663(6)	*

Bernard Karcinell
3015 South Ocean Blvd.
Highland Beach, Florida 	2,332(7)	*

Denis Feldman
7600 Jericho Turnpike
Woodbury, New York	2,332(7)	*


All officers and directors
as a group
(7 persons)(2)(3)(4)(5)(6)(7)	930,338	35.49%
_________________
(1)	Except as otherwise noted in the footnotes to this table, the named person owns directly and
exercises sole voting and investment power over the shares listed as beneficially owned by such persons. Includes any securities that such person has the right to acquire within sixty days pursuant to options, warrants, conversion privileges or other rights.

(2)	Includes 230,538 shares held by Mr. Sunshine?s wife and 1,000 shares held in her IRA.  Also
includes options to purchase 136,666 shares of Common Stock.

(3)	Includes options to purchase 131,666 shares of Common Stock.

(4)	Includes options to purchase 164,030 shares of Common Stock.

(5)	Includes options to purchase 19,999 shares of Common Stock.

(6)	Includes options to purchase 3,997 shares of Common Stock.

(7)	Includes options to purchase 2,332 shares of Common Stock.

*  Less than one percent.


EQUITY COMPENSATION PLAN INFORMATION TABLE


(a)
(b)
(c)
Plan Category
Number of securities to
be issued upon exercise
of outstanding options,
warrants and rights
Weighted-average
exercise price of
outstanding options,
warrants and rights
Number of securities
remaining available for
future issuance under
equity compensation
plans (excluding
securities reflected in
column (a))
Equity compensation
plans approved by
security holders
643,834
$3.00
39,007
Equity compensation
plans not approved by
security holders
-0-
N/A
350,000(1)
Total
643,834

389,007

(1)	On March 10, 2003, the Board of Directors adopted, subject to shareholder approval, the
2003 Employee Stock Incentive Plan (the ?2003 Plan?).  As described herein under Proposal 2,
there are an aggregate of 350,000 shares of common stock authorized under the 2003 Plan. The
2003 Plan provides for the grant of stock appreciation rights and restricted stock awards in
addition to stock options, but in no event to exceed 350,000 shares.







CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

	In March 2001, the Company completed a sale-leaseback transaction whereby it sold its land and building and entered into a twelve-year net lease with the buyer of the property.
 In connection with this
transaction, Corporate National Realty, Inc., a company that Denis Feldman, a director of the Company,
was a senior managing director, earned a commission of $165,000.  The
 Company had competitively priced
the sale-leaseback transaction with other real estate brokers and believes the terms of the transaction and the
commission paid thereon was no less favorable than it could have obtained from a third party.

	See sections entitled ?Executive Compensation?, ?Employment Agreements? and ?Compensation
Committee Report to Stockholders? with respect to related transactions between executive officers and the
Company.

PROPOSAL 2

	2003 EMPLOYEE STOCK INCENTIVE PLAN

	Approval of the 2003 Employee Stock Incentive Plan

	The Company?s Board of Directors has unanimously recommended, and at the meeting the stockholders will be asked to approve, the adoption of the Orbit International Corp. 2003 Employee Stock
Incentive Plan (the ?2003 Plan?).  A description of the 2003 Plan appears below.  The 2003 Plan will
replace the Company?s 2002 Employee Stock Incentive Plan, which was proposed for adoption at the
Company?s annual stockholder?s meeting on June 28, 2002 but failed to receive the requisite number of stockholders? votes for its adoption.

	The 1995 Plan.  The 1995 Employee Stock Option Plan
(the ?1995 Plan?) was approved by the
Shareholders at the 1996 Annual Meeting. A total of 500,000 shares of Common Stock were authorized and have been reserved for issuance under the 1995 Plan. As of April 12, 2003, all of the options to purchase such shares have been granted.

	The 2000 Plan.  The 2000 Employee Stock Option Plan
 (the ?2000 Plan?) was approved by the
Shareholders at the 2000 Annual Meeting. A total of 200,000 shares of Common Stock were authorized and have been reserved for issuance under the 2000 Plan.
 As of April 12, 2003, all of the options to purchase such shares have been granted.

	The 2003 Plan. The purpose of the 2003 Plan is to afford an incentive to employees, corporate officers and other key persons to acquire a proprietary interest in the
 Company and to attract and retain key
personnel.  A total of 350,000 shares of Common Stock are authorized and have been reserved for issuance
under the 2003 Plan.  The 2003 Plan does not replace the Company?s
1995 or 2000 Plan.  Since options to
purchase all of the authorized shares under the 1995 and 2000 Plans have been granted, the 2003 Plan will
operate to authorize and reserve additional shares of common stock for the grant of options on the same
terms as under the previous plans. The 2003 Plan provides for the granting of both non-qualified stock options and ?incentive stock options? within the meaning of Section
422 of the Internal Revenue Code of
1986, as amended. In addition, the 2003 Plan calls for the granting of stock appreciation rights (?SAR?s?)
and restricted stock awards (collectively, with options herewith referred to as ?awards?).  Incentive stock
options may be granted to individuals who, at the time of grant, are employees of the Company or any of its subsidiaries. Non-qualified stock options may be granted to directors who are also employees, officers,
consultants, agents or independent contractors of the Company or any of its subsidiaries. Under the 2003
Plan, no options may be granted after March 10, 2013.

	The 2003 Plan is administered by the Stock Option Committee. Subject to the terms of the 2003
Plan, the Stock Option Committee has full and final authority to (a)
 determine the persons to be granted
awards, (b) determine the number of shares subject to each award, the consideration received for the grant of each award, and whether or not options shall be incentive stock options or non-qualified stock options,
(c) determine the exercise price per share of the options (which, in the case of incentive stock options, may not be less per share than 100%, and in the case of incentive stock options granted to 10% stockholders,
may not be less per share than 110%, of the fair market value per share of the Common Stock on the date
the option is granted), (d) determine the time or times when each option shall be granted and become exercisable and (e) make all other determinations under the 2003
Plan. In determining persons who are to receive awards and the number of shares to be covered by each award, the Stock Option Committee will consider the person?s position, responsibilities, service, accomplishments, present and future value to the
Company, the anticipated length of his or her future service, and other relevant factors. Members of the
Stock Option Committee are not eligible to receive awards under the 2003 Plan.

	An optionee whose relationship with the Company or any related corporation ceases for any reason
(other than termination for cause, death or total disability, as such terms are defined in the 2003 Plan) may
exercise options in the three-month period following such cessation
(unless such options terminate or expire sooner by their terms). Upon termination for cause, options expire immediately, and upon the death or total disability of an optionee during the term of employment or within a three-month period from termination
(other than for cause), options may be exercised by a legatee or legatees of such optionee under such
individual's last will and testament or by his or her personal representatives or distributees, at any time within 12 months (or, in the case of incentive stock options, three months) after his or her death or total disability (unless such options terminate or expire sooner by their terms). Unexercised options granted under the 2003 Plan shall terminate upon a merger, reorganization or liquidation of the Company; however,
immediately prior to such a transaction, optionees may exercise such options without regard to whether the
vesting requirements have been satisfied.

	It is estimated that 95 individuals are currently eligible to participate
in the 2003 Plan.   The closing
price of our common stock on the Nasdaq SmallCap Market on April 18, 2003, was $4.13 per share.

	The following table sets forth the number of options to be granted under the 2003 Plan, assuming stockholder approval, to the Chief Executive Officer and the Company?s four most highly compensated
executive officers whose total annual salary and bonus exceeded
 $100,000 for the fiscal ended December
31, 2002:

	NEW PLAN BENEFITS
	2003 EMPLOYEE STOCK INCENTIVE PLAN



Name and Position

Dollar Value

Number of Shares
Underlying Options

Dennis Sunshine

$0

0

Bruce Reissman

$0

0

Mitchell Binder

$0

0

Mark Tublisky

$0

0

Other Executive Officers as a Group

$0

0

Non-Executive Employees as a Group

$0

0



Certain Federal Income Tax Consequences of the 2003 Plan Under Current Law

	The Company has been advised by counsel that in general, under the Internal Revenue Code, as presently in effect a participant will not be deemed to recognize any income for Federal Income Tax purposes at the time an option or stock appreciation right (?SAR?) is granted or a restricted stock award
is made, nor will the Company be entitled to a tax deduction at that time. However, when any part of an option or SAR is exercised, when restrictions on restricted stock lapse, or when an unrestricted stock
award is made, the federal income tax consequences may be summarized as follows:

1.	In the case of an exercise of a stock option other than an
incentive stock option, the participant
will generally recognize ordinary income in an amount equal to the excess of the fair market value of the
shares on the exercise date over the option price.

2.	In the case of an exercise of an SAR, the participant will
generally recognize ordinary income on
the exercise date in an amount equal to any cash and the fair market value of any unrestricted shares
received.

3.	In the case of an exercise of an option or SAR payable in
restricted stock, or in the case of an
award of restricted stock, the immediate federal income tax effect for the participant will depend on the
nature of the restrictions. Generally, the fair market value of the stock will not be taxable as ordinary
income until the year in which the participant?s interest in the stock is freely transferable or is no longer
subject to a substantial risk of forfeiture. However, the participant may elect to recognize income when
the stock is received, rather than when the interest in the stock is received, the stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the participant makes this election, the amount taxed to the participant as ordinary income is determined as of the date of receipt of the restricted stock.

4.	In the case of incentive stock options, there is generally no tax liability at time of exercise.
However, the excess of the fair market value of the stock on the exercise date of over the option price is included in the participant?s income for purposes of the alternative minimum tax. If no disposition of the
incentive stock option stock is made before the later of one year from the date of exercise and two years from the date of grant, the participant will realize a capital gain or loss upon a sale of the stock, equal to the difference between the option price and the sale price, if the stock is not held for the required period, ordinary income tax treatment will generally apply to the excess of the fair market value of the stock on the date of exercise (or, if less, the amount of gain realized on the disposition of the stock) over the option price, and the balance of any gain or any loss will be treated as capital gain or loss. In order for incentive stock options to be treated as described above, the participant must remain employed by the
Company (or a subsidiary in which the Company holds at
 least 50 percent of the voting power) from the incentive stock option grant date until three months before the incentive stock option is exercised. The three-month period is extended to one year if the participant?s employment terminates on account of disability. If the participant does not meet the employment requirement, the option will be treated for federal income tax purposes as an option as described in paragraph 5 below. A participant who exercises an incentive stock option might also be subject to an alternative minimum tax.

5.	Upon the exercise of a stock option other than an
 incentive stock option, the exercise of a SAR, the award of stock, or the recognition of income on restricted stock, the Company will generally be
allowed an income tax deduction equal to the ordinary income recognized by a participant. The
Company will not receive an income tax deduction as a result of the exercise of an incentive stock
option, provided that the incentive stock option stock is held for the required period as described above.
When a cash payment is made pursuant to the award, the recipient will recognize the amount of the cash payment as ordinary income, and the Company will generally be entitled to a deduction in the same
amount.

6.	Pursuant to section 162(m) of the Code, the Company
 may not deduct compensation of more than $1,000,000 that is paid in a taxable year to an individual who, on the last day of the taxable year, is the Company?s chief executive officer or among one of its four other highest compensated officers for that year. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that compensation attributable to stock options and stock appreciation rights granted under the 2003 Plan will be treated as qualified performance-based compensation and therefore will not be subject to the deduction limit. The 2003 Plan also authorizes the grant of long-term performance incentive awards utilizing the performance criteria set forth in the 2003
Plan that may likewise be treated as qualified performance-based awards.

	The Board of Directors recommends a vote FOR the adoption of the Company?s 2003
Employee Stock Incentive Plan, which is designated as Proposal 2 on the enclosed proxy card.


PROPOSAL 3

	INDEPENDENT ACCOUNTANTS

Ratification of Appointment of Auditors

	The Board Of Directors, upon the recommendation of the Audit Committee, has appointed
Goldstein Golub Kessler LLP (?GGK?) as independent accountants for the Company to audit the books and
accounts of the Company for the current fiscal year ending
December 31, 2003.

	The firm of Ernst & Young LLP (?E&Y?), independent auditors, audited the books and records of the Company for the fiscal year ended December 31, 1998.  On
February 7, 2000, the Board of Directors approved the engagement of GGK as its independent auditor for the fiscal year ended December 31, 1999
and GGK continued to serve as our independent auditor for the fiscal years ended December 31, 2000, 2001 and 2002. The Company determined to change its independent auditors on the basis of the significant savings in the amount of fees paid and not as a result of a dispute or disagreement with E&Y.  The reports
of E&Y, as previously issued, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

	The Board has selected GGK to serve as our independent auditors for the fiscal year ended
December 31, 2003. GGK has a continuing relationship with American Express Tax and Business Services,
Inc (?TBS?) from which it leases auditing staff who are full time, permanent employees of TBS and
through which its partners provide non-audit services.  As a result of this arrangement, GGK has no full
time employees and therefore, none of the audit services performed were provided by permanent full-time
employees of GGK. GGK manages and supervises the audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

	Other services, which do not include Financial Information System Design and Implementation fees, have been provided by TBS and are not included herein. For the fiscal year ended December 31, 2002,
fees for the services provided by GGK were as follows:

		Audit fees                              $100,000
		All other fees                         $  20,000

	Representatives of GGK are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.  If the stockholders
do not ratify the appointment of this firm, the appointment of another firm of independent certified public accountants will be considered by the Board of Directors.

	The Board of Directors deems the ratification of the appointment of Goldstein Golub Kessler
LLP as the auditors for the Company to be in the Company?s best interest and recommends a vote
?FOR? such ratification.




COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

	Section 16(a) of the Securities Exchange Act of 1934, as amended (the ?Exchange Act?), requires the
Company?s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company?s equity securities, to file with the Securities and
 Exchange Commission initial reports of
ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company.
Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company?s equities are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the Company?s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.


	STOCKHOLDER PROPOSALS

	No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the
Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Delaware law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders, will be submitted timely only if the proposal has been received at the Company's executive offices at 80 Cabot Court, Hauppauge, New York 11788 no later than
February 26, 2004. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's
By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

	Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words with a supporting statement if the latter is requested by the proponent for inclusion in the proxy
materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.




	OTHER MATTERS

	The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting.  If other matters properly come before the meeting, the persons
named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

THE COMPANY UNDERTAKES TO PROVIDE ITS STOCKHOLDERS
WITHOUT CHARGE A COPY
OF THE COMPANY?S ANNUAL REPORT ON FORM 10-KSB, INCLUDING
 THE FINANCIAL
STATEMENTS AND SCHEDULES FILED THEREWITH.  WRITTEN REQUESTS
 FOR SUCH REPORT
SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, ORBIT
INTERNATIONAL
CORP., 80 CABOT COURT, HAUPPAUGE, NEW YORK 11788.







APPENDIX A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF ORBIT INTERNATIONAL CORP.

	The Audit Committee is appointed by the Board of Directors (the ?Board?) to assist the Board in its oversight responsibilities. The Audit Committee shall, through regular reports
 to the Board, (1)
monitor the integrity of the Company?s financial statements of the
 Company, (2) monitor the
Company?s compliance with legal and regulatory requirements,
 (3) monitor the independence and
performance of the Company?s internal and independent auditors.

	The Audit Committee shall have the authority to retain any special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.
  The Audit Committee may
conduct any investigation necessary to fulfilling its responsibilities and may request any officer or employee of the Company or the Company?s outside counsel or independent auditor to meet with any
members of, or consultants to, the Committee.

	The Audit Committee shall meet at least once each fiscal year and more frequently if circumstances dictate.

	Membership  of the Committee

	The members of the Audit Committee shall be appointed by the Board. The Audit Committee shall be comprised of not less than two members of the Board, each of whom shall meet the independence, experience and all other requirements of the Nasdaq National Market. If the Audit
Committee shall be comprised of three or more members of the Board, then at least a majority of such
committee members must meet the independence requirements as stated in NASD Rule 4310(c)(26)(B).

	Responsibilities and Duties

The Audit Committee shall:

1.	Review and reassess the adequacy of this Charter at least
 annually and submit the charter to the
Board with any recommended changes to the Board for approval.

2.	Recommend to the Board the appointment of the independent
 auditor, evaluate with the Board
the performance of the independent auditor, and approve any discharge of any independent auditors when circumstances warrant.

3.	Approve the fees and any other significant compensation to
be paid to the independent auditor,
who is ultimately accountable to the Audit Committee and the Board.

4.	Review and discuss with the independent auditor the auditor?s independence consistent with
Independence Standards Board Standard 1, and, if it so determines, recommend that the full
Board take appropriate action to oversee the independence of the auditor.



5.	Review the independent auditor?s audit plan regarding the
 planning, scope and staffing of
the audit.

6.	Review with management, independent auditor, and internal
auditors the Company?s
financial reporting processes and controls, including significant financial risk exposures and the
steps management has taken to monitor and control such exposures.

7.	Review with management, independent auditor, and internal
auditors significant financial
reporting findings and judgments made during, or in connection with, preparation of the
Company?s financial statements.

8.	Review the Company?s annual audited financial statements
 to be included in the
Company?s Annual Report on Form 10-K with management and
 independent auditor prior to
filing or distribution.  Review shall include any significant issues regarding accounting and
auditing principles, practices, and judgments as well as the adequacy of internal controls that
could significantly affect the Company?s financial statements.

9.	Review with management and independent auditor the
Company?s quarterly financial
results prior to the release of earnings and filing and distribution of its Form 10-Q.

10.	Review significant recommended changes to the Company?s
auditing and accounting
principles and practices by management, independent auditor, or nternal auditors.

11.	Obtain from the independent auditor verification that Section
 10A of the Securities
Exchange Act of 1934 has not been implicated.

12.	Prepare an annual report to shareholders to be included
 in the Company?s proxy
statement as required by the Securities and Exchange Commission

13.	Discuss with the independent auditor matters required
 to be communicated to audit
committees in accordance with AICPA SAS 61.

14.	Review the organizational structure, plan, and budget of the internal audit department.


15.	Review the appointment, performance, and replacement
of the senior internal auditing
executive.

16.	Review the internal auditing committee?s significant reports to management and the
management?s responses.

17.	Review with Company counsel any legal matters that may
 have a significant impact on
the Company?s financial statements, the Company?s compliance with applicable laws, and any
significant reports or inquiries received from governmental and regulatory agencies.


 18.	Obtain reports from management, the Company?s senior
 internal auditing executive, and
the independent auditor that the Company?s subsidiary and foreign affiliated entities are in compliance with any applicable legal requirements.

19.	Review self-assessment of audit committee performance and
 report to the Board on
significant results of foregoing activities.

20.	Meet during annual and separate executive meetings with the
 independent auditor, senior
internal auditing executive, and chief financial officer.

21.	Perform any other activities deemed appropriate by the Board and consistent with this
Charter, the Company?s by-laws, and governing laws.

	The Audit Committee has the responsibilities established in this Charter and is not responsible 1) to plan or conduct audits, 2) to verify that the Company?s financial statements are
complete, accurate, and in accordance with generally accepted accounting principles, 3) to resolve disagreements between management, internal auditors, and the independent auditor, or 4)
to assure compliance with laws and regulations.









	ORBIT INTERNATIONAL CORPORATION
	Annual Meeting of Stockholders -June 27, 2003
	THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned stockholder in Orbit International Corporation (?Corporation?)
 hereby constitutes and appoints Dennis Sunshine, Bruce Reissman, and Mitchell Binder, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual
Meeting of Stockholders to be held at the offices of the Company at 80 Cabot Court, Hauppauge, New York 11788, on Monday, June 27, 2003, at
10:00 a.m., Eastern Daylight Savings Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
 DIRECTED HEREIN BY THE UNDERSIGNED
STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR THE NOMINEES LISTED ON THE
REVERSE SIDE FOR DIRECTORS AND FOR THE REMAINING PROPOSALS
 2 AND 3.


	(Continued and to be signed and dated on the other side)





															   ? Please mark
																your votes
																as this
																example


						The Directors recommend a vote FOR Proposal 1

1.	Election of Directors			FOR All nominees		WITHHOLD AUTHORITY
						listed (except as marked 	to vote for all
						to the contrary, see 		nominees listed
						instruction below)		at left


	Dennis Sunshine, Bruce Reissman,
	Mitchell Binder, John Molloy,
	Bernard Karcinell, and Denis
              Feldman
						?	               ?

	INSTRUCTION:  To withhold authority to vote for any individual
	nominee, draw a line through the name of the nominee above.
						The Directors recommend a vote FOR Proposal 2.
2.	Proposal to approve the 2003
	Employee Stock Incentive Plan 		For
                        Against		Abstain


						?	               ?		?


						The Directors recommend a vote FOR Proposal 3

3.	Proposal to ratify Goldstein Golub
	Kessler LLP
	as independent auditors.		              For
          Against		Abstain

						?	                                ?		?



4.	The above named proxies are granted the authority, in their




	such other matters as may  properly come before the meeting or any postponement
	or adjournment thereof.

5.	The above named proxies are granted the authority, in
 their discretion, to vote their
	proxies to adjourn the meeting to solicit more votes for Proposal 2, or any
	adjournment or adjournments thereof.

	Dated	, 2003

	Signature(s)

	Signature(s)

												Please sign exactly as your name appears on the stock
certificate and return this proxy immediately in the enclosed stamped self-addressed envelope.






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